UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 19, 2016

ISABELLA BANK CORPORATION
(Exact name of registrant as specified in its charter)

MICHIGAN
(State or other jurisdiction of incorporation)

000-18415	38-2830092
(Commission File Number)	(IRS Employer Identification No.)

401 North Main Street, Mt. Pleasant, Michigan	48858-1649
(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (989) 772-9471
Not Applicable
(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule l4a-12 under the Exchange Act (17 CFR 240.l4a-l2)

☐	Pre-commencement communications pursuant to Rule l4d-2(b) under the Exchange Act (17 CFR 240.l4d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.l3e-4(c))

Section 8 - Other Events
Item 8.01 Other Events.
On February 19, 2016, Isabella Bank Corporation issued a press release announcing that it has been named to the 2016 OTCQX® Best 50, a ranking of top performing companies traded on the OTCQX Best Market last year. The OTCQX Best 50 is an annual ranking of the top 50 U.S. and international companies traded on the OTCQX market. The ranking is calculated based on an equal weighting of one-year total return and average daily dollar volume growth in the previous calendar year. Companies in the 2016 OTCQX Best 50 were ranked based on their performance in 2015.
A copy of the press release is filed as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Section 9 - Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit No.	Description

99.1	Press release issued February 19, 2016
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ISABELLA BANK CORPORATION

Dated:	February 19, 2016	By:	/s/ Dennis P. Angner
Dennis P. Angner, President & CFO